TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1

dated August 12, 2011

to the May 1, 2011 Statement of Additional Information (“SAI”)

CHANGES TO MANAGER INFORMATION

Certain biographical information for two members of the Management Committee has been updated in the chart entitled “Disinterested Managers” in the section entitled “Management of the Separate Account” beginning on page B-13 of the SAI as follows: (1) The entry for Forrest Berkley under the column entitled “Other Directorship(s) Held By Trustee” in the chart is hereby replaced in its entirety to read as follows: “Director of GMO; Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation, the Butler Conservation Fund, Inc. and the Elmina B. Sewall Foundation; and Former Director, Appalachian Mountain Club.”; (2) The entry for Bridget A. Macaskill under the column entitled “Principal Occupation(s) During Past 5 Years” in the chart is hereby replaced in its entirety to read as follows: “Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (since 2009), First Eagle Investment Management (2009–2010); Principal, BAM Consulting LLC (2003–2009); and Independent Consultant for Merrill Lynch (2003–2009).”; and (3) The entry for Ms. Macaskill under the column entitled “Other Directorship(s) Held By Trustee” in the chart is hereby replaced in its entirety to read as follows: “Director, Prudential plc; Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and North Shore Land Alliance. Former Director, William T. Grant Foundation; J. Sainsbury plc; International Advisory Board; British-American Council; Scottish & Newcastle plc (brewer); Governors Committee on Scholastic Achievement; and Federal National Mortgage Association (Fannie Mae).”

Forrest Berkley has been appointed as the new chair of the Investment Committee of the Management Committee. Accordingly, the last sentence of the second numbered paragraph under the section entitled “Committees” beginning on page B-17 of the SAI is hereby amended in its entirety to read as follows (changes denoted in bold): “The current members of the Investment Committee are Mr. Berkley (chair), Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.”

CHANGES TO THE SEPARATE ACCOUNT’S OFFICERS

Eugene Flood, Jr. has been appointed an Executive Vice President of the Separate Account. Accordingly, the following information for Mr. Flood is hereby added to the chart entitled “Officers” in the section entitled “Management of the Separate Account” beginning on page B-15 of the SAI:

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience
Eugene Flood, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Executive Vice President	One-year term. Executive Vice President since 2011.	Executive Vice President, Diversified Business of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2011). President, Chief Executive Officer and Director, TIAA-CREF Redwood, LLC (“Redwood”) (since 2011). Director, Covariance Capital Management, Inc. (“Covariance”) (since 2011). Director of Kaspick & Company LLC (since 2011). Former President and Chief Executive Officer (2000–2010) and Director (1994–2010) of Smith Breeden Associates, Inc., an investment adviser. Former Trustee of the TIAA-CREF Fund Complex (2005–2011). Dean’s Advisory Committee of the Massachusetts Institute of Technology’s Sloan School of Management (since 2000).

A13116 (8/11)